UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2009

ChinaCast Education Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	000-50550 (Commission File Number)	20-0178991 (IRS Employer Identification No.)
Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street,
Central, Hong Kong
(Address of Principal Executive Offices and zip code)
Registrant’s telephone number, including area code: (852) 3960-6506

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES
EX-23.1
EX-99.1(i)
EX-99.1(ii)
EX-99.1(iii)
EX-99.1(iv)
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by ChinaCast Education Corporation (the “Company”) on October 9, 2009 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.
     As previously announced, on October 5, 2009, ChinaCast Communication Holdings Limited (the “Purchaser”), a subsidiary of Company, completed the acquisition (the “Acquisition”) of East Achieve Limited (“East Achieve”), the holding company which owns 100% of Lijiang College, from Xie Jiqing who holds 100% of the equity interest in East Achieve for a total purchase price of RMB365,000,000 (or approximately $53.7 million). RMB295,000,000 (or approximately $43.4 million) of the purchase price has been paid and the remaining RMB70,000,000 (or approximately $10.3 million) will be paid within 30 days of August 31, 2010. The source of the cash used for the acquisition is from working capital of the Company.
     East Achieve owns 100% of the equity interest in Shanghai Xijiu Information Technology Co., Ltd. (“Xijiu”), which in turn owns 100% of the equity interest in China Lianhe Biotechnology Co., Ltd. (“Lianhe”). As a result of the consummation of the acquisition, the Purchaser now holds 100% of the equity interest in Lianhe. Lijiang College is jointly sponsored by Lianhe and Guangxi Normal University. Lijiang College was founded in 2001 as an independent, accredited college affiliated with Guangxi Normal University, which is located in the city of Guilin in Southwestern China. The university has 415 full-time and part-time instructors and offers fully accredited bachelor degree and diploma courses in tourism, hospitality, language studies, computer engineering, economics, law, music, art and physical education.
     After the Acquisition, East Achieve, Xijiu and Lianhe are holding companies with no other business. Before the Acquisition, as part of a reorganization, Xijiu purchased the entire interest in Lianhe, which was accounted for using the purchase method of accounting. As such, the audited financial statements of East Achieve for the year ended December 31, 2008 and the unaudited condensed financial statements of East Achieve for the nine months ended September 30, 2009 do not reflect the profitability of Lijiang College for the corresponding periods. To provide additional information of the asset that the Company has purchased, the audited financial statements of Lijiang College for the year ended December 31, 2008 and the unaudited condensed financial statements of Lijiang College for the nine months ended September 30, 2009 were also provided as part of this Report.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The audited financial statements of East Achieve for the fiscal years ended December 31, 2008, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
(b)	Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial statements of the Company and East Achieve for the year ended December 31, 2008, and for the nine months ended September 30, 2009, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(d)	Exhibits. The following exhibits are provided as part of this Report.
23.1	Consent of Independent Registered Public Accounting Firm.

99.1 (i)	Audited Financial Statements of East Achieve for the fiscal years ended December 31, 2008.

99.1 (ii)	Audited Financial Statements of Lijiang College for the fiscal years ended December 31, 2008.

99.1 (iii)	Unaudited Condensed Financial Statements of East Achieve for the nine months ended September 30, 2009.

99.1 (iv)	Unaudited Condensed Financial Statements of Lijiang College for the nine months ended September 30, 2009.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and East Achieve for the year ended December 31, 2008, and for the nine months ended September 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINACAST EDUCATION CORPORATION
Date: December 18, 2009	By:	/s/ Antonio Sena
		Name:	Antonio Sena
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1 (i)	Audited Financial Statements of East Achieve for the fiscal years ended December 31, 2008.

99.1 (ii)	Audited Financial Statements of Lijiang College for the fiscal years ended December 31, 2008.

99.1 (iii)	Unaudited Condensed Financial Statements of East Achieve for the nine months ended September 30, 2009.

99.1 (iv)	Unaudited Condensed Financial Statements of Lijiang College for the nine months ended September 30, 2009.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and East Achieve for the year ended December 31, 2008, and for the nine months ended September 30, 2009.